Exhibit 99.2

DESCRIPTION OF DUE DILIGENCE PERFORMED

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on business purpose loans. The review was conducted on behalf of Residential Credit Opportunities II, LLC (“Client”) from December 2017 to April 2019 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

All 879 loans were reviewed by AMC. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria, as may be relevant for this securitization, for the NRSRO(s) identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC collected data fields during the course of the review and compared it to the tape provided by the Client. The data reconciliation, where such information was available, involved 29 potential fields as listed below:

# of Units	Interest Rate Life Cap	Occupancy	Refi Purpose
Amortization Type	Interest Rate Life Floor	Original Interest Rate	Representative FICO
Borrower Full Name	Interest Rate Life Max	Original Loan Amount	State
Borrower Last Name	Interest Rate Periodic Cap	Original LTV	Street
City	LTV Valuation Value	Original P&I	Zip
Debt Service Coverage Ratio	Margin	Original Term
First Payment Date	Maturity Date	Property Type
Index Type	Note Date	Purpose

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements that were provided to AMC and/or as directed by Client. The credit review focuses on the borrower’s credit profile and adherence to guidelines. Conformity to applicable guidelines was also assessed during the review.

Credit Application: AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section or attachments, and (iv) contained information concerning the borrowers’ property management / landlord experience.

Credit Report: AMC verified that a credit report was present for each applicable borrower and gathered data from such credit report including (i) representative FICO, (ii) credit scores from Equifax, Experian, and Transunion (if available), and (iii) the number and length of trade lines. In addition, AMC verified that any public records listed were disclosed on the application and adequately explained and in compliance with guidelines. Credit reports were not provided for Foreign Nationals.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines was present in the mortgage loan file. While AMC did not calculate a borrower DTI, AMC did calculate a “Property DTI” per guidelines. This documentation included (i) monthly rental income information, (ii) property vacancy status, and (iii) the presence of Articles of Incorporation. In addition, a reserve calculation was performed in accordance with the guidelines.

Asset Review: AMC assessed whether the asset documentation required by the guidelines was present in the mortgage loan file.

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Insurance: AMC reviewed insurance information in the file to verify (i) the presence of Rent Loss insurance equal to six (6) months PITIA, (ii) that hazard insurance meet the minimum required amount of coverage in the guidelines, and (iii) that flood insurance certification was for the correct borrower, property, lender and loan number and was a “Life of Loan” certification. For properties in a flood zone per the flood certification, AMC confirmed that flood insurance met guidelines requirements (including coverage amount).

Title: AMC verified whether the appropriate vestee was on the title document (if a purchase, the seller; if a refinance, the borrower) and reviewed the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions; access problems; the vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. AMC’s review looked for instances of delinquent taxes (non-liens) and the presence of oil, gas, water, or mineral rights.

Each loan, reviewed under this scope, was reviewed for adherence to the relevant credit policy as indicated by the Client. For this review, procedures followed included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the credit policy.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to credit policy requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to credit policy requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOE cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to credit policy requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to credit policy requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of completed fields, and verifying that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

AMC reviewed the appraisal included in the loan file for the following information: (i) property type, (ii) age of appraisal, (iii) verification of the property address, (iv) completeness and appropriateness of the appraisal form, (v) the analysis of demand, supply, and marketing time as contained in the appraisal, (vi) property values, (vii) appraiser comments regarding lot size, zoning, and well and septic conditions as well as legal use restrictions, (viii) a comparable sales analysis including age, distance, and adjustments, (ix) property age, (x) predominate market value, and (xi) a quality and condition ratings. In addition, AMC sought to verify the licensing of the appraiser, if possible.

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If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was generally ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

In addition to the procedures above, AMC conducted the following supplemental reviews:

Document Review

For each mortgage loan, AMC reviewed the loan file to verify whether the following documents, if applicable, were included in the file and if the data on these documents was consistent and logical.

Initial Application	Personal Guarantee	Mortgage/Deed of Trust
Credit Report	Appraisal	Note
Asset Documentation	Title / Preliminary Title	Certificate of Business Purpose / Non-Owner Occupancy
Sales Contract	Final HUD-1	Article of incorporation, if applicable
Hazard and/or flood insurance policies	Fraud/OFAC reports	Landlord Experience
Operating Agreement	Lease(s) and evidence of payment

Compliance / Owner Occupancy Review

AMC reviewed the information contained in the mortgage file in order to: (i) verify the presence, signature presence, and correct address of a business purpose certificate and non-owner occupancy declaration, (ii) verify that the application and other supporting documentation (income/asset documentation, hazard insurance, license/passport/Visa, credit report, certificate of non-owner occupancy declaration) lists a borrower’s address different from the property address, (iii) verify that the appraisal states the property is tenant occupied or vacant, (iv) verify that the same person signed the application and non-owner occupancy declaration, (v) verify the presence of insurance (hazard coverage plus liability coverage; landlord/rent loss insurance) on the subject property, (vi) verify that the property appraisal contains a current rent / rental analysis, (vii) for a refinance and if in the guidelines, verify that there is a lease on the subject property, (viii) verify the presence of rental assignment language in the borrower contract, (ix) provide an indication whether the borrower is a renter or homeowner (if renter, reasonableness review of whether borrower is occupying the property based upon factors above and proximity), and (x) if part of the guidelines, confirm real estate landlord experience is present for the borrower (if not part of the guidelines, reasonableness review of whether borrower is occupying the property based on factors above and other indications as reasonably appropriate).

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SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

AMC reviewed 879 mortgage loans in the securitization population. Of these loans, twenty-four (24) mortgage loans had an exception related to credit items and/or guideline adherence.

OVERALL RESULTS GRADING SUMMARY

After considering the grading implications of the Credit and Property/Valuation sections below, 96.59% of the Loans by number in the pool possessed a NRSRO grade of “A”, or “B”.

NRSRO Grade (S&P)	# Loans	% of Loans
A	780	88.74%
B	69	7.85%
C	30	3.41%
Total	879	100.00%

Please see the various summaries below and the Exception Detail section for additional detail on exceptions within each category of Review.

CREDIT REVIEW RESULTS SUMMARY

AMC conducted a credit review on all 879 loans in the securitization population. Twenty-three (23) mortgage loans were found to have a total of twenty-eight (28) guideline exceptions; however, these exceptions were waived by the Client. The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade.

Loan Grade	# Loans	% of Loans
A	856	97.38%
B	23	2.62%
C	0	0.00%
D	0	0.00%

Exception Type	Exception Level Grade	Exception Category	Total
Credit	B	Credit	20
		Guideline	3
		Borrower and Mortgage Eligibility	2
		Loan Package Documentation	1
		Property - Appraisal	1
		Missing Document	1
		Total Credit Grade (B) Exceptions:	28
		Total Credit Grade (B) Exceptions:	28

NON-OWNER OCCUPIED RESULTS SUMMARY

AMC reviewed all 879 mortgage loans for non-owner occupancy through the procedures above. None of the loans have an open exception concerning non-owner occupancy.

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VALUATION RESULTS SUMMARY

AMC conducted a valuation review on all 879 loans in the securitization population. The 30 loans which were graded a “C” were due to a secondary valuation product that had a variance by more than 10%. The 48 loans which were graded a “B” were due to the first review product coming in outside of the 10% variance but did have a better quality next product ordered that came within the 10% variance.

Loan Grade	# Loans	% of Loans
A	801	91.13%
B	48	5.46%
C	30	3.41%
D	0	0.00%

Exception Type	Exception Level Grade	Exception Category	Total
Property	C	Property - Appraisal	31
		Value Reconciliation	6
		Total Property Grade (C) Exceptions:	37
	B	Value Reconciliation	49
		Total Property Grade (B) Exceptions:	49
Total Property Exceptions:			86

TAPE DATA INTEGRITY REVIEW RESULTS SUMMARY

A tape integrity review was conducted by AMC utilizing data that was captured by AMC during the Guideline Review and comparing such information to the securitization tape. There were no discrepancies.

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ADDITIONAL LOAN POPULATION SUMMARY*

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	0.11%	$136,500.00	0.08%
Cash Out: Home Improvement/Renovation	8	0.91%	$1,366,500.00	0.79%
Cash Out: Other/Multi-purpose/Unknown Purpose	608	69.17%	$114,720,030.00	66.16%
First Time Home Purchase	5	0.57%	$948,150.00	0.55%
Other-than-first-time Home Purchase	126	14.33%	$29,177,919.00	16.83%
Rate/Term Refinance - Borrower Initiated	131	14.90%	$27,036,662.00	15.59%
Total	879	100.00%	$173,385,761.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	396	45.05%	$71,256,070.00	41.10%
Condo, Low Rise	14	1.59%	$3,252,334.00	1.88%
Condo, High Rise	1	0.11%	$273,000.00	0.16%
PUD	36	4.10%	$7,785,687.00	4.49%
Townhouse	1	0.11%	$152,000.00	0.09%
1 Family Attached	81	9.22%	$10,284,195.00	5.93%
2 Family	181	20.59%	$32,052,156.00	18.49%
3 Family	82	9.33%	$18,656,775.00	10.76%
4 Family	54	6.14%	$13,567,715.00	7.83%
Other	6	0.68%	$1,525,570.00	0.88%
Unavailable	27	3.07%	$14,580,259.00	8.41%
Total	879	100.00%	$173,385,761.00	100.00%

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	384	43.69%	$66,721,915.00	38.48%
Adjustable	495	56.31%	$106,663,846.00	61.52%
Total	879	100.00%	$173,385,761.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	879	100.00%	$173,385,761.00	100.00%
Total	879	100.00%	$173,385,761.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	879	100.00%	$173,385,761.00	100.00%
Total	879	100.00%	$173,385,761.00	100.00%

*Percentages may not sum to 100% due to rounding.

**Please note that unknown / other property type is typically due to cross-collateralized loans where multiple property types may be collateralized by the same loan.

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